Filed pursuant to Rule 497(a)(1)
File No. 333-166302
Rule 482 AD

Full Circle Capital Corporation Prices Public Offering of Common Stock and Completes Acquisition of Portfolio of Securities

NEW YORK, NY – 09/01/2010 – Full Circle Capital Corporation (NASDAQ: FULL) (www.fccapital.com) ("Full Circle") announced that it priced its initial public offering of 2,000,000 shares of common stock at $9.00 per share, which will result in $18 million of gross proceeds.  Full Circle expects to use the net proceeds of this offering to temporarily reduce outstanding indebtedness under its credit facility, to enable it to fund new investments in portfolio companies and for general corporate purposes.

The offering is subject to customary closing conditions and the shares are expected to be delivered on September 7, 2010.  Full Circle has also granted the underwriters an option to purchase up to an additional 300,000 shares of common stock to cover over-allotments, if any.

Ladenburg Thalmann & Co Inc., a division of Ladenburg Thalmann Financial Services Inc. (NYSE Amex: LTS), acted as the sole bookrunning manager and representative of the several underwriters in the offering.  Maxim Group LLC, National Securities Corporation, and Boenning and Scattergood Inc. acted as co-managers in the offering.

Immediately prior to the pricing of the offering, Full Circle acquired through a series of transactions a portfolio consisting of approximately $72.3 million of debt and equity investments from two existing private funds, Full Circle Partners, LP and Full Circle Fund, Ltd., which are referred to herein, collectively, as the ‘‘Legacy Funds,’’ in exchange for an aggregate of approximately four million shares of Full Circle common stock and approximately $3.4 million of senior unsecured notes issued to the current investors in the Legacy Funds. Full Circle also assumed approximately $27.5 million of outstanding debt from the Legacy Funds’ existing credit facilities, in connection with its acquisition of the Legacy Funds and its entry into a new secured revolving credit facility with FCC, LLC d/b/a First Capital.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of common stock, and none of these shares may be sold in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The offering may be made only by means of a prospectus, copies of which may be obtained when available from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, (telephone number 631-270-1600).  Investors should consider the investment objective, risks, and charges and expenses of Full Circle carefully before investing.  The prospectus, dated August 31, 2010, which will be filed with the Securities and Exchange Commission, contains this and other information about Full Circle.  Investors should read the prospectus carefully before investing.

ABOUT FULL CIRCLE CAPITAL CORPORATION

Full Circle Capital Corporation (www.fccapital.com) is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle lends to and invests in asset-based senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements which relate to future events or Full Circle’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Full Circle’s filings with the Securities and Exchange Commission, including the prospectus dated August 31, 2010. Full Circle undertakes no duty to update any forward-looking statements made herein.

Contact:

Full Circle Capital Corporation
John E. Stuart
Chairman and Chief Executive Officer
jstuart@fccapital.com
(914) 220-6300